Exhibit 10.13

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 31st day of July, 2015, by and between BMR-217th PLACE LLC, a Delaware limited liability company (“Landlord”), and JUNO THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of February 2, 2015 (as the same may have been amended, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 1522 217th Place, Bothell, Washington 98021 (the “Building”);

B. WHEREAS, Landlord and Tenant have determined that it is advisable to perform certain work with respect to the roof and roof membrane of the Building (collectively, the “Roof”) as more particularly described in the scope of work attached hereto as Exhibit A (the “Roof Work”);

C. WHEREAS, pursuant to Section 17.2 of the Lease, Landlord, at Landlord’s sole cost and expense, is responsible for capital repairs and replacements (if necessary, as reasonably determined by Landlord) of the Building roof covering, structural system and membrane;

D. WHEREAS, Landlord and Tenant have agreed that Tenant’s general contractor, BNBuilders (“Contractor”), will perform the Roof Work pursuant to the scope of work attached hereto as Exhibit A (the “Scope of Work”), at Tenant’s cost, and Landlord’s shall reimburse Tenant for the cost of such Roof Work, up to a maximum amount of Five Hundred Thirty-Three Thousand Four Hundred Fifty-Two and No/100 Dollars ($533,452.00) (“Maximum Cost”), on the terms and conditions set forth in this Amendment; and

E. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

BioMed Realty form dated 3/27/15

2. Performance of Roof Work. Tenant shall cause Contractor to perform the Roof Work in accordance with the Scope of Work and the requirements set forth in Exhibit B attached hereto (the “Additional Roof Requirements”) in a good and workmanlike manner, free from defects and mold, in conformance with all Applicable Laws, permits and standards of the industry, using materials that are new and of good quality. If the Roof Work does not conform to these requirements, it shall be considered defective, and if Landlord delivers written notice of any such defect to Tenant, then Tenant shall cause Contractor to immediately replace and correct such defect at no additional cost to Landlord. Tenant shall cause Contractor to obtain and maintain all permits and licenses required for Contractor to perform the Roof Work, and upon Landlord’s request, Contractor shall produce evidence satisfactory to Landlord of such permits or licenses. Landlord shall cooperate with the permit process, as reasonably necessary. Tenant shall cause Contractor to comply with Landlord’s reasonable safety standards and protocols and to take commercially reasonable steps to protect the Building during the performance of the Roof Work. Tenant hereby assigns to Landlord any warranty for such Roof Work provided by Contractor. Landlord and Tenant hereby approve the Scope of Work. Landlord and Tenant have thoroughly discussed the condition of the Roof and mutually agreed that the performance of the Roof Work as described in the Scope of Work is the appropriate method for remedying any existing defects in the condition of the Roof, and that the performance of the Roof Work by Contractor in accordance with the Scope of Work and Landlord’s reimbursement of cost incurred by Tenant for Contractor to perform such Roof Work as set forth in Section 3 below satisfies any obligations of Landlord under Section 17.2 of the Lease with respect to any such existing defects.

3. Reimbursement of Cost of Roof Work. Upon completion of the Roof Work in accordance with this Amendment, Tenant shall deliver to Landlord an invoice for the cost incurred by Tenant for Contractor to perform such Roof Work, together with reasonable supporting documentation. Within thirty (30) days after receipt of such invoice and supporting documentation, Landlord shall reimburse Tenant for such cost, up to the Maximum Cost. In no event shall Landlord be required to pay any amount for the Roof Work in excess of the Maximum Cost.

4. Roof Maintenance Obligations. From and after the completion of the Roof Work, in addition to any other obligations under the Lease, Tenant shall cause inspections of the physical condition of the Roof to be performed and written inspection reports to be prepared by a licensed roofing contractor reasonably acceptable to Landlord, which shall be a certified or authorized warranty inspector of the Roof system manufacturer (“Roof Maintenance Contractor”), and shall cause a Roof Maintenance Contractor to perform regular maintenance of the Roof, all in accordance with the Additional Roof Requirements; provided, however, that at all times during the Term, notwithstanding anything set forth in the Additional Roof Requirements, Landlord shall have the right to perform its own inspections and maintenance of the Roof, subject to the notice and access provisions in the Lease. Landlord hereby approves Cobra BEC, Inc. as the Roof Maintenance Contractor.

5. No Default. Landlord and Tenant represent, warrants and covenant to one another that, to the best of their respective knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

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6. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Juno Therapeutics, Inc.

307 Westlake Avenue N., Suite 300

Seattle, WA 98109-5219

Attention: Dir. of Eng. and Capital Projects

with a copy to:

Juno Therapeutics, Inc.

307 Westlake Avenue N., Suite 300

Seattle, WA 98109-5219

Attention: General Counsel.

7. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

8. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

9. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-217TH PLACE LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Klassen
Name:	Jonathan P. Klassen
Title:	Executive Vice President

TENANT:

JUNO THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Andy Walker
Name:	Andy Walker
Title:	SVP, Manufacturing & Operations

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT CIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of San Diego)

On 7/31/2015 before me, Fern M Kissel, Notary Public,
Date *Here Insert Name and Title of the Officer*

personally appeared Jonathan P. Klassen
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature Fern M. Kissel
Signature of Notary Public

FERN M. KISSEL
Commission # 2090811
Notary Public - California
San Diego County
My Comm. Expires Nov 21, 2018

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: ______ Document Date: ______

Number of Pages: ______ Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ______
Signer Is Representing: ______

Signer's Name: ______
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ______
Signer Is Representing: ______

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5907

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 28 day of July, 2015, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Andy Walker, known to me to be the SVP of Manufacturing/Operations JUNO THERAPEUTICS, INC., a Delaware corporation, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

/s/ Patricia Grossbard
Signature

/seal/	Patricia Grossbard
Print Name

NOTARY PUBLIC in and for the State of
Washington, residing at 307 Westlake Ave. N., Seattle, WA.
My commission expires 05/12/2016 .

EXHIBIT A

SCOPE OF WORK

Juno 60 mil TPO Replacement Scope

1.	Remove existing roofing down to structural metal decking.

2.	Any wet and moldy roof sections will require Tyvek suits, dust masks, and to be wrapped and sealed in polyethylene. Thrown in same dumpsters as long as it’s sealed. Any work in these areas will be coordinated with BNBuilders and other trades onsite so they are aware of activity.

3.	Inspect decking for any noticeable issues and notify BNBuilders.

4.	Loose lay 6 mill vapor barrier.

5.	Loose lay R-30 insulation.

6.	Mechanically attached 1⁄4“ Dens deck cover board.

7.	Mechanically attached 60 mil TPO Roof system and weld seams, flashings, as required per manufacturer.

8.	Install of boots and flexible flashings at roof penetrations.

9.	Sealants as required at cut edges, boot clamps, etc.

10.	Weld new membrane to old membrane daily to create water tight condition

11.	Only remove as much roofing as can be installed in a day.

12.	Coordinate with McKinstry in replacement of roof drains.

13.	Daily inspection of newly installed areas to ensure no punctures.

14.	Coordination of roof protection with BNBuilders.

15.	Water testing in intermittent stages will occur with sprinklers and final water test will occur once work is 100% complete. We will treat any rain days as test days as well and will use the opportunity to inspect.

16.	Post installation Tramex Water Survey.

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EXHIBIT B

ADDITIONAL ROOF REQUIREMENTS

General Comments:

1.	Landlord and/or Landlord’s consultants will be allowed access to the Roof at any time to perform independent, scheduled inspections with 48-hour prior notice to Tenant.

2.	Following a major storm event or reported Roof damage, Tenant shall grant Landlord and/or Landlord’s consultants prompt access to Roof to perform independent inspections, at Landlord’s election.

3.	Tenant will make available any invoices or field reports of all Roof repairs, maintenance and inspections performed by Tenant and/or Tenant’s contractors.

Inspections during Performance of Roof Work:

4.	Landlord will hire an independent roofing consultant to review submittal data, installation means and methods, and final Roof water testing.

5.	Tenant and its contractors will maintain an installation report (including, but not limited to) field inspections, photo documentation, and material verification. Tenant facilities group will maintain all records and documentation.

6.	Any corrective action or repairs to the Roof during installation will be recorded and documented in the Roof operations and maintenance manual by Tenant.

7.	Tenant will cause the Roof to be flood tested at completion of the Roof Work. Tenant may choose to Roof test in sections in order to maintain schedule with Landlord’s prior consent. Tenant will give Landlord and Landlord’s consultants reasonable advance notice and an opportunity to witness any Roof test and Landlord will be copied on any corrective action.

Roof Inspections and Maintenance after Completion of Roof Work:

8.	Tenant shall perform weekly Roof inspections. Inspections shall include the following:

a.	Walking the entire Roof (within fall protection perimeter).

b.	Checking and cleaning all Roof drains and overflows.

c.	Visual inspection of membrane where any larger debris have fallen (tree branches).

d.	Testing and repair at any areas that appear to be damaged.

9.	Tenant shall hire a Roof Maintenance Contractor to perform quarterly Roof maintenance in accordance with the Roof warranty, and including the following:

e.	Cleaning of Roof drain and over flow areas.

f.	Cleaning of areas that have buildup of dirt.

g.	Testing of gutters and downspouts to verify there is no blockage or leaks.

h.	Water testing or verification after rainfall of any ponding. Consult roofing contractor to minimize ponding.

i.	Removal of Roof drain covers and verification of bolts on clamping collar.

j.	Detailed inspection of any repaired areas. Moisture testing as needed.

k.	Inspection of caulking and replacement of any weathered or deteriorated caulk. All caulking work to be done by a roofing contractor and work performed within warranty requirements.

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